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                                                                   EXHIBIT 10-40

                              FINANCING AGREEMENT



                 THIS FINANCING AGREEMENT ("Agreement") is made and entered into this 10th day of September, 1996, by and between UNITED LEISURE CORPORATION ("Leisure"), a Delaware corporation, and UNITED RESTAURANTS, INC. ("Restaurants"), a Delaware corporation.

                 WHEREAS, Restaurants is in need of a letter of credit in connection with a proposed lease for a Grand Havana Room in New York City;

                 WHEREAS, in order to obtain said letter of credit, Restaurants must provide cash collateral of up to $850,000.00; and

                 WHEREAS, Leisure is interested in providing such collateral upon the terms and conditions set forth herein.

                 NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

                 1. Leisure hereby agrees to pledge the sum of up to $850,000.00 in order for Restaurants to obtain a letter of credit for its proposed lease for a Grand Havana Room in New York City.

                 2. Restaurants shall use one-half (1/2) of all initial membership fees received from members of its Grand Havana Rooms in New York City and Washington, D.C. in order to replace the cash collateral pledged by Leisure until all of such cash collateral is returned to Leisure. At the end of eighteen (18) months after Leisure's pledge of the cash collateral, Restaurants shall cause all of Leisure's remaining cash collateral to be released and returned to Leisure. It is understood and agreed by and between the parties hereto that the cash collateral pledged by Leisure hereunder is not an asset of Restaurants and such cash collateral shall always be deemed an asset of Leisure.

                 3. Until such time as all of Leisure's cash collateral is returned to Leisure, Restaurants shall pay to Leisure an amount equal to ten percent (10%) per annum on the pledged cash collateral, as it exists from time to time. Such interest shall be paid on a quarterly basis.

                 4. Within thirty (30) days after the pledge of the cash collateral by Leisure, Restaurants shall issue to Leisure the following:

                          (a)     One Hundred Thousand (100,000) shares of
Restaurants $.01 par value common stock.
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                          (b)     Warrant to purchase one hundred thousand
(100,000) shares of Restaurants $.01 par value common stock in the form attached hereto as Exhibit "A".

                 5. As a condition to the issuance of the aforesaid common stock and warrant ("Securities"), Leisure hereby represents and warrants to, and covenants with, Restaurants as follows:

                          (a)     Leisure has received and had the opportunity
to review Restaurants' Form 10-K and Form 10-Q filed with the Securities and Exchange Commission for the periods ended December 29, 1995 and June 30, 1996, respectively ("Information") and has been given access to full and complete information regarding Restaurants, and has utilized such access to Leisure's satisfaction for the purpose of obtaining such information regarding Restaurants as Leisure has requested; and, particularly, Leisure has been given reasonable opportunity to ask questions of, and receive answers from, representatives of Restaurants concerning the terms and conditions of the issuance of the Securities offering and to obtain any additional information, to the extent available;

                          (b)     Leisure was not offered or sold the
Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including but not limited to the following: (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium of or broadcast over television or radio; or (2) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising;

                          (c)     Stop transfer instructions will be placed
with the transfer agent for the Securities, and a legend may be placed on any instrument or certificate representing the Securities substantially to the following effect:

         THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTIONS FROM REGISTRATION PROVIDED IN THE ACT AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS NECESSARILY WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. FURTHERMORE, IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, WITHOUT THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT THE PROPOSED TRANSFER OR SALE DOES NOT AFFECT THE EXEMPTIONS RELIED UPON BY





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         THE COMPANY IN ORIGINALLY DISTRIBUTING THE SECURITY AND THAT
         REGISTRATION IS NOT REQUIRED.

                          (d)     Leisure has been advised and understands that
the Securities have not been registered under the Securities Act of 1933 or applicable state securities laws and that the Securities are being offered and sold pursuant to exemptions from such laws. Leisure represents and warrants that the Securities are being acquired for Leisure's own account and for investment purposes only, and without the intention of reselling or redistributing the same; Leisure has made no agreement with others regarding any of the Securities; and Leisure's financial condition is such that it is not likely that it will be necessary to dispose of any of such Securities in the foreseeable future. Leisure further represents and agrees that if, contrary to the foregoing intentions, Leisure should later desire to dispose of or transfer any of the Securities in any manner, Leisure shall not do so unless and until
(i) said Securities shall have first been registered under the Act and all applicable securities laws; or (ii) Leisure shall have first delivered to Restaurants a written notice declaring such holder's intention to effect such transfer and describe in sufficient detail the manner and circumstances of the proposed transfer, which notice shall be accompanied either by a written opinion of legal counsel who shall be reasonably satisfactory to Restaurants which opinion shall be addressed to Restaurants and reasonably satisfactory in form and substance to Restaurants' counsel, to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws, or by a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of the Securities without registration will not result in recommendation by the staff of the Commission that action be taken with respect thereto.

                 6. This Agreement and the Exhibit hereto contain the entire understanding and agreement of the parties regarding the subject matter hereof. This Agreement may not be amended or superseded except by a written instrument executed by both parties hereto.

                 7. In the event that either party to this Agreement institutes legal action against the other party as a result of a breach or default under this Agreement, the prevailing party shall be entitled to recover reasonable attorneys fees and court costs.





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Agreement the day and year first above written.

                                        UNITED LEISURE CORPORATION


                                        By:/s/

                                        Its:  President

                                        By: /s/

                                        Its:  Secretary


                                        UNITED RESTAURANTS, INC.


                                        By: /s/

                                        Its:  President

                                        By: /s/

                                        Its:      Secretary





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